April 24, 2019

DREYFUS OPPORTUNITY FUNDS

Dreyfus Japan Womenomics Fund

Supplement to Current Summary Prospectus and Prospectus

dated August 1, 2018

The government of Japan has designated ten consecutive days, from April 27, 2019 through May 6, 2019, as a national holiday in Japan.  During this period, the securities markets in Japan will be closed.  Consequently, the fund will close to new and existing investors and no purchases of fund shares will be permitted during the national holiday in Japan. The fund will reopen to new and existing shareholders on May 7, 2019.

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